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                               SECURITY AGREEMENT

         SECURITY AGREEMENT (the "Agreement"), dated as of May __, 1998, among THE CALDOR CORPORATION, a Delaware corporation (the "Borrower"), CALDOR, INC.-NY, a New York corporation ("Caldor NY"), CALDOR, INC.-CT., a Connecticut corporation, ("Caldor CT" and, together with Caldor NY, the "Retail Guarantors") and each of the subsidiaries of the Borrower and the Retail Guarantors party hereto (together with the Borrower and the Retail Guarantors, collectively, the "Grantors"), each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, and BANKBOSTON RETAIL FINANCE, INC., for itself and as collateral agent (in such capacity, the "Collateral Agent") for BANKBOSTON, N.A. ("BBNA"), as Administrative Agent and Issuing Bank (each as defined in the Credit Agreement referred to below), the Managing Agent (as defined in the Credit Agreement) and the other financial institutions (including BBNA, the "Lenders") party to the Credit Agreement:

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Administrative Agent, the Managing Agent, the Collateral Agent (the Administrative Agent, the Collateral Agent and the Managing Agent are sometimes referred to collectively as the "Agents"), the Issuing Bank, the Lenders and the Grantors are entering into a Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantors shall have granted a security interest, pledge and lien on substantially all of the Grantors' assets and properties and the proceeds thereof pursuant to Sections 364(c) and 364(d) of the Bankruptcy Code; and

         WHEREAS, the grant of such security interest, pledge and lien has been authorized pursuant to Section 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code by the Order; and

         WHEREAS, to supplement the Order without in any way diminishing or limiting the effect of the Order or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

         WHEREAS, this Agreement has been approved by the Order;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and issue Letters of Credit, the Grantors hereby agree with the Collateral Agent as follows:
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         SECTION 1. GRANT OF SECURITY AND PLEDGE. Each of the Grantors hereby transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to the Collateral Agent for its benefit and the ratable benefit of the other Agents and the Issuing Bank and the Lenders and hereby grants to the Collateral Agent for its benefit and the ratable benefit of the other Agents, the Issuing Bank and the Lenders, a perfected first priority security interest, senior to any and all other liens (other than as provided in Section 2.23 of the Credit Agreement), in all of the Grantors' right, title and interest in and to the following (the "Collateral"):

                  (a) all present and future accounts, accounts receivable and other rights of each of the Grantors to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (all of the foregoing property and similar property included as Collateral under Section 1(o) below being hereinafter referred to as "Accounts");

                  (b) all goods now owned or hereafter acquired by each of the Grantors (wherever located, whether in the possession of a Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease or to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in such Grantor's business (all of the foregoing property and similar property included as Collateral under Section 1(o) below being hereinafter referred to as "Inventory");

                  (c) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by each of the Grantors and wherever located (all of the foregoing property and similar property included as Collateral under Section 1(o) below being hereinafter referred to as "Equipment");

                  (d) all works of art now owned or hereafter acquired by each of the Grantors, including, without limitation, paintings, sketches, drawings, prints, sculptures, crafts, tapestries, porcelain, carvings, artifacts, renderings and designs;

                  (e) all rights, interests, choses in action, causes of action, claims and all other intangible property of each of the Grantors of every kind and nature (other than Accounts, Trademarks, Patents and Copyrights), in each instance whether now owned or hereafter acquired by such Grantor, including, without limitation, all general intangibles; all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, licenses, franchises, customer lists, credit files, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements, and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases,

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subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to each of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; all proceeds of insurance of which each of the Grantors is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to each of the Grantors; and all other intangible property, whether or not similar to the foregoing; in each instance, however and wherever arising (all of the foregoing property and similar property included as Collateral under Section 1(o) below being hereinafter referred to as "General Intangibles");

                  (f) all chattel paper, all instruments, all notes and debt instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by each of the Grantors;

                  (g) all property or interests in property now or hereafter acquired by each of the Grantors which may be owned or hereafter may come into the possession, custody or control of the Collateral Agent or any agent or affiliate of the Collateral Agent (including, without limitation, the Administrative Agent) in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of each of the Grantors, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credits, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same (including, without limitation, all notes and debt instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor); (ii) money (including all cash and cash equivalents held in the Loan Account, the Cash Collateral Account, the BBNA Disbursement Accounts, the BBNA Cash Concentration Account, the Chase Concentration Account, the Chase Disbursement Accounts, all Blocked Accounts and all other bank accounts of any of the Grantors other than the GE Account); (iii) proceeds of loans, including, without limitation, loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

                  (h) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule 1(h) annexed hereto and made a part hereof, and all

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reissues, extensions or renewals thereof and all licenses thereof (all of the foregoing being herein referred to as the "Trademarks");

                  (i) (A) all letters patent of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule 1(i) annexed hereto and made a part hereof, and (B) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "Patents");

                  (j) all copyrights of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule 1(j) hereto and all renewals and extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "Copyrights");

                  (k) all books, records, ledger cards and other property at any time evidencing or relating to the Accounts, Equipment, Inventory, General Intangibles, Trademarks, Patents or Copyrights;

                  (l) (i) all the shares of capital stock owned by each Grantor, as applicable, listed on Schedule 1(l) hereto of the issuers listed thereon (individually, an "Issuer", and collectively, the "Issuers") and all shares of capital stock of any Subsidiary obtained in the future by such Grantor and the certificates representing or evidencing all such shares (the "Pledged Shares");
(ii) all other property which may be delivered to and held by the Collateral Agent in respect of the Pledged Shares pursuant to the terms hereof; (iii) subject to Section 9 below, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion or sale of the securities in which a security interest is granted in clauses (i) and (ii) above; and (iv) subject to
Section 9 below, all rights and privileges of each Grantor, as applicable, with respect to the securities and other property referred to in clauses (i), (ii) and (iii) (the items referred to in clauses (i) through (iv) being collectively called the "Pledged Collateral");

                  (m) all other personal property of each of the Grantors, whether tangible or intangible, and whether now owned or hereafter acquired;

                  (n) all real property of each of the Grantors, whether owned or leased; and

                  (o) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

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         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral
secure the payment of all obligations of each of the Grantors, now or hereafter existing, under the Credit Agreement, the Notes and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all obligations of each of the Grantors now or hereafter existing under or in respect of this Agreement (all such obligations of the Grantors being herein called the "Obligations").

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL; OTHER ACTION. On the Closing Date (and without further order of the Bankruptcy Court), all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Collateral Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right (for the ratable benefit of itself, the other Agents, the Issuing Bank and the Lenders), at any time in its discretion and without notice to the Grantors, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor, jointly and severally, represents and warrants as follows:

                  (a) All of the Equipment is located at the places specified in
Schedule 4A and at no other places. All of the Inventory is located at or in transit to the places specified in Schedule 4B and at no other places. The chief places of business and chief executive offices of each of the Grantors and the offices where each Grantor keeps its records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the places specified in Schedule 4C.

                  (b) The Grantors have no places of business other than those listed on Schedules 4A, 4B and 4C.

                  (c) Each of the Grantors owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and except as permitted under Section 6.01 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except (x) such as may have been filed in favor of the Collateral Agent relating to this Agreement and (y) in favor of any holder of a Lien permitted under 6.01 of the Credit Agreement.

                  (d) Except as permitted in the Credit Agreement, no material portion of the Collateral is subject to contractual obligations that may restrict or inhibit the Collateral Agent's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

                  (e) As of the Closing Date, no Grantor owns any material Trademarks, Patents or Copyrights or has any material Trademarks, Patents or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar

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office or agency in any other country or any political subdivision thereof, other than those described in Schedules 1(h), (j) and (i), respectively. The registrations for the Collateral disclosed on such Schedules are valid and subsisting and in full force and effect, except as could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole. None of the material Trademarks, Patents or Copyrights have been abandoned or dedicated.

                  (f) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (g) Each Grantor, as the case may be, is the legal and beneficial owner of the Pledged Shares described on Schedule 1(l) free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement or the Order.

                  (h) The Pledged Shares constitute all of the issued and outstanding shares of stock of each of the Issuers and no Issuer is under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

                  (i) Except for the Order, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (A) for the grant and pledge by each of the Grantors of the security interests granted hereby or for the execution, delivery or performance of this Agreement by each of the Grantors or (B) for the perfection of the security interests or the exercise by the Collateral Agent of its rights and remedies hereunder, except, with respect to Trademarks, Patents and Copyrights, for authorizations, approvals and other actions by, and notices to or filings with, any governmental authority or regulatory body outside the United States.

         SECTION 5. FURTHER ASSURANCES.

                  (a) Each of the Grantors agrees that from time to time, at the expense of such Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in the reasonable opinion of the Collateral Agent, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce any of its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and without further order of the Bankruptcy Court, each of the Grantors will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable in the reasonable opinion of the Collateral Agent, or as the Collateral Agent may otherwise reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the

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Collateral without the signature of such Grantor where permitted by law (with copies to follow to the applicable Grantor).

                  (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         SECTION 6. AS TO EQUIPMENT AND INVENTORY. Each Grantor shall:

                  (a) Keep the Equipment and Inventory only at or in transit to or between the places specified therefor in Schedules 4A and 4B, respectively, or, upon 30 days' prior written notice to the Collateral Agent, at other places in jurisdictions where all action required by Section 5 shall have been taken to assure the continuation of the perfection of the security interest of the Collateral Agent (for its benefit and the ratable benefit of the other Agents, the Issuing Bank and the Lenders) with respect to the Equipment and Inventory.

                  (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end.

                  (c) Until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) each Grantor will perform any and all reasonable actions requested by the Collateral Agent to enforce the Collateral Agent's security interest in the Inventory and all of the Agent's rights hereunder, such as leasing warehouses to the Collateral Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to warehouses, and delivering to the Collateral Agent warehouse receipts and documents of title in the Collateral Agent's name; (ii) if any Inventory is in the possession or control of any of the Grantors' agents, contractors or processors or any other third party, each such Grantor will notify the Collateral Agent thereof and will notify such agents, contractors or processors or third party (to the extent not previously done so) of the Collateral Agent's security interest therein and, upon request, instruct them to hold all such Inventory for the Collateral Agent and such Grantor's account, as their interests may appear, and subject to the Collateral Agent's instructions;
(iii) the Collateral Agent shall have the right to take possession of and hold all Inventory subject to the security interest granted hereunder; and (iv) the Collateral Agent shall have the right to take possession of the Inventory or any part thereof and to maintain such possession on such Grantor's premises or to remove any or all of the Inventory to such other place or places as the Collateral Agent desires in its sole discretion. If the Collateral Agent exercises its right to take possession of the Inventory, such Grantor, upon the Collateral Agent's demand, will assemble the Inventory and make it available to the Collateral Agent at such Grantor's premises at which it is located.

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         SECTION 7. AS TO ACCOUNTS.

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the location therefor specified in Schedule 4C or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Accounts. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Collateral Agent, at any time during normal business hours, to inspect and make abstracts from such records and chattel paper in accordance with Section 5.07 of the Credit Agreement.

                  (b) Except as otherwise provided in this subsection (b) or in the Credit Agreement, each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to such Grantor under the Accounts and, prior to the occurrence of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, the Grantors may, upon the occurrence and during the continuation of an Event of Default, take (and at the direction of the Collateral Agent shall take) such action as the Grantors or the Collateral Agent may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that upon prior written notice by the Collateral Agent to any Grantor, following the occurrence and during the continuance of an Event of Default, of its intention so to do, the Collateral Agent shall have the right to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent (for the benefit of the Issuing Bank and the ratable benefit of the Lenders) hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Collateral Agent (or at the written direction of the Collateral Agent, the Administrative Agent) in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 20, and (ii) the Grantors shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 8. AS TO TRADEMARKS, PATENTS AND COPYRIGHTS.

                  (a) Each Grantor shall, either itself or through licensees, continue to use the Trademarks on each and every trademark class of goods applicable to its current line as reflected

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in its current catalogs, brochures and price lists in order to maintain the
Trademarks in full force free from any claim of abandonment for nonuse and each such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless such failure to use a Trademark is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operation or properties of the Grantors taken as a whole.

                  (b) No Grantor will do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and each such Grantor shall notify the Collateral Agent immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated, unless such abandonment or dedication is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations or properties of the Grantors taken as a whole.

                  (c) No Grantor will, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Grantor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor shall, on or prior to the date of such filing, notify the Collateral Agent thereof, and, upon request of the Collateral Agent, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                  (d) Each Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each application and registration of all Trademarks, Patents and Copyrights, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings, except as could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole.

                  (e) Each Grantor will, without further order of the Bankruptcy Court, perform all acts and execute and deliver all further instruments and documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, and the United States Copyright Office, respectively, reasonably requested by the Collateral Agent at any time to evidence, perfect, maintain, record and enforce the Collateral Agent's interest in all Trademarks, Patents and Copyrights or otherwise in furtherance of the provisions of this Agreement, and each Grantor hereby authorizes the Collateral Agent

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to execute and file one or more accurate financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Patents, Trademarks and Copyrights signed only by the Collateral Agent.

                  (f) Each Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any Trademark, promptly notify the Collateral Agent of such use, and if requested by the Collateral Agent, shall join with the Collateral Agent, at such Grantor's expense, in such action as the Collateral Agent, in its reasonable discretion, may deem advisable for the protection of the Collateral Agent's interest in and to the Trademarks, except as could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole.

         SECTION 9. AS TO THE PLEDGED COLLATERAL; VOTING RIGHTS; DIVIDENDS; ETC.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) the Grantors (as applicable) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement provided, that such Grantors shall not exercise or shall refrain from exercising any such right if, in the Collateral Agent's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

                           (ii) notwithstanding the provisions of Section 1 hereof, such Grantors shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; provided, that any and all

                                    (A) dividends paid or payable other than in
                  cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                                    (B) dividends and other distributions paid
                  or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                           (iii) the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantors (as applicable) all such proxies and other instruments as the Grantors (as applicable) may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above;

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) upon written notice from the Collateral Agent to the Grantors (as applicable) to such effect, all rights of such Grantors (as applicable) to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
         Section 9(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any such dividends; and

                           (ii) all dividends which are received by such Grantors contrary to the provisions of paragraph (i) of this Section 9(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION 10. INSURANCE. Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and the Inventory in such amounts, against such risks, in such form and with such insurers, as is provided for in
Section 5.03 of the Credit Agreement. Following an Event of Default and during its continuance, each Grantor shall, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

         Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment and the Inventory shall be held, applied and paid to the Collateral Agent as specified in Section 20 hereof.

         SECTION 11. TRANSFERS TO OTHERS; LIENS; ADDITIONAL SHARES. Each Grantor shall not:

                  (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except for (i) dispositions of Inventory in the ordinary course of business and (ii) dispositions otherwise permitted by the Credit Agreement.

                  (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure any obligation of any person or entity, except for the security interest created by this Agreement and the Order, or except as otherwise permitted by the Credit Agreement.

                  (c) Each of the Grantors (as applicable) agrees that it will
(i) cause each of the Issuers not to issue any stock or other securities in addition to or substitution for the Pledged

Shares issued by such Issuer, except to the respective Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer of the Pledged Shares.

         SECTION 12. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                           (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 10 hereof and Section
         5.03 of the Credit Agreement,

                           (ii) following the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                           (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

                           (iv) following the occurrence and during the continuance of an Event of Default, to receive, endorse and collect all instruments made payable to the Grantors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same,

                           (v) to exercise the rights granted under Section 9 hereof, and

                           (vi) following the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

         SECTION 13. COLLATERAL AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein or in the Credit Agreement, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantors under Section 21(b).

         SECTION 14. THE COLLATERAL AGENT'S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters.

         SECTION 15. OTHER PROVISIONS RELATING TO THE COLLATERAL AGENT.

                  (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature, and the Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender.

                  (b) The Collateral Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Credit Agreement, the Notes or any of the other Loan Documents or the existence or possible existence of any Event of Default, unless any Lender specifically requests the Collateral Agent to do so in writing.

                  (c) The Collateral Agent shall have the right to request instructions from the Required Lenders at any time. If the Collateral Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Required Lenders, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders (unless such action expressly requires the consent of more than the Required Lenders).

                  (d) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Collateral Agent may consult with legal counsel (including counsel for the Borrower with respect to matters concerning the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  (e) To the extent the Collateral Agent is not reimbursed and indemnified by the Borrower, each Lender will reimburse and indemnify the Collateral Agent for such Lender's Commitment Percentage for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct.

         SECTION 16. SUCCESSOR COLLATERAL AGENT.

                  (a) The Collateral Agent may, upon five (5) Business Days' notice to the Lenders and the Borrower, resign at any time (effective upon the appointment of a successor collateral agent pursuant to the provisions of this
Section 16). Upon any such resignation, the Required Lenders shall have the right, upon five (5) days' notice and approval by the Borrower (which approval shall not be unreasonably withheld), to appoint a successor collateral agent. If no successor collateral agent (i) shall have been so appointed by the Required Lenders, and (ii) shall have accepted such appointment, within thirty (30) days after the Collateral Agent's giving of notice of resignation, then, upon five
(5) days' notice, the Collateral Agent may, on behalf of the Lenders, appoint a successor collateral agent.

                  (b) Upon the acceptance of any appointment as collateral agent hereunder by a successor collateral agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Collateral Agent, all references in this Agreement to "Collateral Agent" shall refer to such successor collateral agent and the Collateral Agent shall be discharged from its duties and obligations under this Agreement. After the Collateral Agent's resignation hereunder as collateral agent, the provisions of Sections 15(e) and 21 hereof shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

         SECTION 17. ADDITIONAL COLLATERAL MATTERS.

                  (a) The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral.

                  (b) The Lenders hereby authorize the Collateral Agent to, and the Collateral Agent shall, release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon the payment and satisfaction of all of the Obligations, (ii) constituting property being sold or disposed of in conformance with the requirements of the Credit Agreement and this Agreement (provided that the proceeds of such sale are applied or pledged as required therein and herein) or (iii) if approved, authorized or ratified in writing by the Required Lenders (or with respect to a release of Collateral with a value in excess of $15,000,000, all the Lenders). Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 17.

                  (c) Upon any sale and transfer of Collateral pursuant to the terms of the Credit Agreement or this Agreement, and upon at least five (5) Business Days' prior written request by the Borrower, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for its benefit and the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided that
(i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent, the other Agents, the Issuing Bank or the Lenders to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon all interests retained by the Borrower, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Collateral Agent shall be authorized to deduct all of the expenses reasonably incurred by the Collateral Agent from the proceeds of any such sale, transfer or foreclosure.

                  (d) The Collateral Agent shall have no obligation whatsoever to the other Agents, the Issuing Bank or the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Agreement, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

         SECTION 18. ACTIONS WITH RESPECT TO EVENTS OF DEFAULT. The Collateral Agent shall take such action with respect to an Event of Default as shall be directed by the Required Lenders or all of the Lenders, as specified in the Credit Agreement; provided that until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interests of the Lenders.

                  Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Security Agreement shall be effected by the Collateral Agent pursuant to Section 23 hereof and only upon the written authorization of the Required Lenders or all of the Lenders, as specified in the Credit Agreement.

         SECTION 19. DELIVERY OF INFORMATION. The Collateral Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Collateral Agent from the Borrower, the

Required Lenders, any Lender or any other Person under or in connection with this Agreement except (i) as specifically provided in this Agreement and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Collateral Agent at the time of receipt of such request and then only in accordance with such specific request.

         SECTION 20. REMEDIES. If the Obligations have become due and payable (whether by acceleration or otherwise) and have not been paid, subject to the provisions of Article VII of the Credit Agreement:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and without application to or order of the Bankruptcy Court, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of such sale shall be required by law, at least ten days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Collateral Agent may instruct the Grantors not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose.

                  (c) The Collateral Agent may license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine.

                  (d) The Collateral Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each of the Grantors hereby releases the Collateral Agent from, and agrees to hold the Collateral Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

                  (e) In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights and to the distribution of said products, to the Collateral Agent or its designee.

                  (f) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, the Collateral Agent may, at any time, pursuant to the authority granted in Section 12 hereof, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

                  (g) Subject to Section 2.14(a) of the Credit Agreement, all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 21) in whole or in part against, all or any part of the Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

                  (h) If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to this Section 20, such Pledged Collateral or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder (the "Securities Act"), the Collateral Agent is hereby expressly authorized to sell such Pledged Collateral or such part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in compliance with applicable securities laws, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including without limitation to purchasers each of whom will represent and agree to the satisfaction of the Collateral Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral, or part thereof, it being understood that the Collateral Agent may cause or require each Grantor, and each Grantor hereby agrees upon the written request of the Collateral Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Collateral represented thereby has not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Collateral, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. In the event of any such sale, each Grantor does hereby consent and agree that the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Collateral Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

         SECTION 21. INDEMNITY AND EXPENSES.

                  (a) Each Grantor, jointly and severally, agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities directly arising from the Collateral Agent's own gross negligence or willful misconduct.

                  (b) The Grantors will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

                  (c) The Grantors assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights, and the Grantors hereby, jointly and severally, indemnify and hold the Collateral Agent harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of the Grantors in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by any of the Grantors except as the same may have resulted from the gross negligence, willful misconduct or bad faith of the Collateral Agent.

                  (d) Each of the Grantors agree that the Collateral Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of the Grantors, and except as the same may have resulted from the gross negligence or willful misconduct of the Collateral Agent, each of the Grantors hereby jointly and severally agree to indemnify and hold the Collateral Agent harmless with respect to any and all claims by any person relating thereto.

         SECTION 22. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent and security interests hereunder, and all obligations of each of the Grantors hereunder, shall be absolute and unconditional, irrespective of any circumstance which might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

         SECTION 23. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 24. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be given in accordance with the applicable provisions of the Credit Agreement.

         SECTION 25. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon each of the Grantors, their successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each of the Lenders and their respective successors, transferees and assigns. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors subject to any existing liens, security interests or encumbrances on such Collateral. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

         SECTION 26. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and by Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has preempted the law of the State of New York or such other jurisdiction.

         SECTION 27. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 28. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the Grantors and the Collateral Agent have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       GRANTORS:

                                       THE CALDOR CORPORATION
                                       CALDOR, INC. - CT
                                       CALDOR, INC. - NY
                                       CAL LEASING, INC.
                                       LACDOR REALTY CORP.
                                       CALFAX, INC.
                                       TRI-STATE ADVERTISING AGENCY, INC.
                                       PREMIER SERVICE PROGRAMS, INC.

                                       each a debtor and debtor-in-possession



                                       ----------------------------------------
                                                Title:

                                       CALDOR-SILVER SPRING, L.L.C.
                                                BY CAL SILVER SPRING, INC.,
                                                 ITS MANAGING MEMBER
                                       CAL SILVER SPRING, INC.,

                                       each a debtor and debtor-in-possession



                                       ----------------------------------------
                                                Title:

                                       Collateral Agent:

                                       BANKBOSTON RETAIL FINANCE, INC.,
                                        as Collateral Agent


                                       By:
                                          -------------------------------------
                                                Title: